                                                                   EXHIBIT 10.31

                           NOTICE OF FINAL AGREEMENT

  Principal    Loan Date     Maturity       Loan No.     Call     Collateral   Account   Officer      Initials
$2,000,000.00                06-01-1999     200302376              5015                    GLN

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower:  INTERVISUAL BOOKS, INC., A CALIFORNIA
           CORPORATION (TIN: 95-2929217)
           2716 OCEAN PARK BOULEVARD, SUITE 2020
           SANTA MONICA, CA 90405

Lender:    SANTA MONICA BANK
           LOAN SERVICING CENTER
           1231 4TH STREET
           SANTA MONICA, CA 90401

BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THE WRITTEN LOAN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

                  [INITIALS ILLEGIBLE]      [INITIALS ILLEGIBLE]

AS USED IN THIS NOTICE, THE FOLLOWING TERMS HAVE THE FOLLOWING MEANINGS:

     LOAN. The term "Loan" means the following described loan: a Variable Rate (3.000% over BANK OF AMERICA'S REFERENCE RATE, making an initial rate of 10.750%), Nondisclosable Revolving Line of Credit Loan to a Corporation for $2,000,000.00 due on June 1, 1999.

     PARTIES. The term "Parties" means SANTA MONICA BANK and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

          BORROWER:      INTERVISUAL BOOKS, INC., A CALIFORNIA CORPORATION
          GUARANTOR #1:  WALDO H. HUNT
          GUARANTOR #2:  HUNT FAMILY TRUST DATED JANUARY 26, 1998

     LOAN AGREEMENT. The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

                                NECESSARY FORMS

     Corporate Resolution to Borrow - In File
     Promissory Note / Change in Terms Agr.
     Commercial Guaranty - Entity Guarantors - In File
     UCC - 1 - In File
     Notice of Final Agreement

     Loan Agreement / Negative Pledge - In File
     Commercial Guaranty - In File
     Security Agreement - In File
     Disbursement Request and Authorization

03-23-1999                 NOTICE OF FINAL AGREEMENT
LOAN NO 200302376                 (CONTINUED)                            Page 2
===============================================================================

Each Party who signs below, other than SANTA MONICA BANK, acknowledges, represents, and warrants to SANTA MONICA BANK that it has received, read and understood this Notice of Final Agreement. This Notice is dated March 23, 1999.


BORROWER:

INTERVISUAL BOOKS, INC., A CALIFORNIA CORPORATION

By: /s/ WALDO H. HUNT
   ------------------------------------
   WALDO H. HUNT, CHAIRMAN OF THE BOARD/CHIEF EXECUTIVE OFFICER

GUARANTOR:

X   /s/ WALDO H. HUNT
  -------------------------------------
   WALDO H. HUNT

GUARANTOR:

HUNT FAMILY TRUST DATED JANUARY 26, 1998

By: /s/ WALDO H. HUNT
  -------------------------------------
   WALDO H. HUNT, TRUSTEE

By: /s/ PATRICIA E. HUNT
   ------------------------------------
   PATRICIA E. HUNT, TRUSTEE


LENDER:

SANTA MONICA BANK

By: /s/ SAM KUNIANSKI
   ------------------------------------
   SAM KUNIANSKI
   Authorized Officer

===============================================================================
LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.26b(c) 1999 CFI ProServices, Inc.
                                All rights reserved, (CA-121 F3.26 8628INTE.LN)

                               SANTA MONICA BANK
                                  MEMBER FDIC

                                   [SMB LOGO]

                           CHANGE IN TERMS AGREEMENT

  Principal    Loan Date     Maturity       Loan No.     Call     Collateral   Account   Officer      Initials
$2,000,000.00                06-01-1999     200302376              5015                    GLN

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower:  INTERVISUAL BOOKS, INC., A CALIFORNIA
           CORPORATION (TIN: 95-2929217)
           2716 OCEAN PARK BOULEVARD, SUITE 2020
           SANTA MONICA, CA 90405

Lender:    SANTA MONICA BANK
           LOAN SERVICING CENTER
           1231 4TH STREET
           SANTA MONICA, CA 90401

================================================================================
PRINCIPAL AMOUNT: $2,000,000.00                DATE OF AGREEMENT: MARCH 23, 1999

DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory Note dated January 15, 1998 in the amount of $2,000,000.00.

DESCRIPTION OF CHANGE IN TERMS.

1) The interest rate on the Note is hereby changed from 1.00% to 3.00% over the index as described in the original Note.

2) The maturity date is hereby extended to June 1, 1999, all other terms and conditions remain unchanged.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligations(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

YEAR 2000. Borrower warrants and represents that all software utilized in the conduct of Borrower's business will have appropriate capabilities and compatibility for operation to handle calendar dates falling on or after January 1, 2000, and all information pertaining to such calendar dates, in the same manner and with the same functionality as the software does respecting calendar dates falling on or before December 31, 1999. Further, Borrower warrants and represents that the data-related user interface functions, data-fields, and data-related program instructions and function of the software include the indication of the century.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, BORROWER AGREES TO THE TERMS OF THE AGREEMENT AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE AGREEMENT.

BORROWER:

INTERVISUAL BOOKS, INC., A CALIFORNIA CORPORATION

By: /s/ WALDO H. HUNT
   ------------------------------------------------------------
   WALDO H. HUNT, CHAIRMAN OF THE BOARD/CHIEF EXECUTIVE OFFICER


===============================================================================
Variable Rate. Line of Credit.
LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.26b(c) 1999 CFI ProServices, Inc.
                                      All rights reserved, (CA-D20 8628INTE.LN)